Exhibit 10.1

EXCHANGERIGHT INCOME FUND OPERATING PARTNERSHIP, LP

AMENDMENT TO CLASSIFY COMMON UNITS

May 30, 2024

Pursuant to this Amendment to Classify Common Units (this “Amendment”), under a power contained in Section 4.3 of the Amended and Restated Limited Partnership Agreement (the “Base Agreement” and, as supplemented by this Amendment and as may otherwise be amended, supplemented or amended and restated from time to time, the “Partnership Agreement”) of ExchangeRight Income Fund Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), ExchangeRight Income Fund, a Maryland statutory trust (the “General Partner”), acting in its capacity as the sole general partner of the Operating Partnership, classified and designated an unlimited number of Partnership Units as Class ER Common Units (each such Partnership Unit, a “Class ER Common Unit”) and Class A 721 Common Units (each such Partnership Unit, a “Class A 721 Common Unit”).

(1)
Class ER Common Units.

(a)
General Terms. Except as otherwise set forth in this Amendment, each Class ER Common Unit is a Common Unit which entitles the holder thereof to the rights of a holder of a Common Unit as provided in the Partnership Agreement and which corresponds to a Class ER Common Share of the General Partner, the terms and conditions of which are set forth in the Declaration.

(b)
Distributions. For purposes of distributions payable to Junior Units pursuant to Section 5.2(a) of the Partnership Agreement, the holders of Class ER Common Units shall be entitled to share in amounts distributable to the holders of Junior Units, including the Class A Common Units, Class I Common Units, Class S Common Units, and Class A 721 Common Units, and, except as may be provided in the terms of any other Class of Common Units, pro rata, based on the total number of Class ER Common Units outstanding and by the total number of Common Units of such other Classes outstanding, in each case as of the record date for such distribution.

(c)
Conversion of Class ER Common Units.

(i)
Automatic Conversion Upon Conversion Event. Each Class ER Common Unit held by a Limited Partner shall automatically and without any action on the part of the Limited Partner convert into an equal number of Class I Common Units, on a 1:1 basis, upon a Conversion Event, unless, at least five (5) days before the effective date of such Conversion Event, the General Partner determines, in its sole and absolute discretion, that such conversion shall not occur in connection with such Conversion Event, but any such determination shall not preclude the conversion of Class ER Common Units into Class I Common Units in connection with the occurrence of any successive Conversion Event.

(ii)
Operating Partnership’s Optional Conversion Rights. From and after the Conversion Trigger Date, the General Partner, on behalf of the Operating Partnership, shall have the right to cause each Limited Partner holding Class ER Common Units, without any action on the part of the Limited Partner, to convert any or all of such Limited Partner’s Class ER Common Units into an equal number of Class I Common Units, on a 1:1 basis. The General Partner shall provide written notice to the affected Limited Partner of its intent to exercise the conversion rights described in the preceding sentence no less than 30 calendar days prior to any such conversion date.

(2)
Class A 721 Common Units.

(a)
General Terms. Except as otherwise set forth in this Amendment, each Class A 721 Common Unit is a Common Unit which entitles the holder thereof to the rights of a holder of a Common Unit as provided in the Partnership Agreement.

(b)
Distributions. For purposes of distributions payable to Junior Units pursuant to Section 5.2(a) of the Partnership Agreement, the holders of Class A 721 Common Units shall be entitled to share in amounts distributable to the holders of Junior Units, with the amount(s) of such distribution(s) to the holders of Class A 721 Common Units pursuant to Section 5.2(a) to be determined by the General Partner in its sole and absolute discretion. Each distribution payable to the holders of Class A 721 Common Units pursuant to this paragraph shall be made among such holders, pro rata, in accordance with their respective Percentage Interests in the Class A 721 Common Units, in each case as of the record date for such distribution. For the avoidance of doubt, the amount of any distribution payable to a holder of Class A 721 Common Units pursuant to Section 5.2(a) of the Partnership Agreement and the terms of this paragraph may be different than the amount of any distribution payable to the holders of any other class of Junior Units.

(c)
Conversion of Class A 721 Common Units.

(i)
Class A 721 Common Unit Holders’ Conversion Rights. Each Class A 721 Common Unit held by a Limited Partner shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such unit, into an equal number of Class I Common Units, on a 1:1 basis. In order for a holder of Class A 721 Common Units to convert such units into Class I Common Units, such holder shall surrender any certificates for such Class A 721 Common Units (or, if such holder alleges that any such certificates have been lost, stolen, or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Operating Partnership to indemnify the Operating Partnership against any claim that may be made against the Operating Partnership on account of the alleged loss, theft, or destruction of any such certificate), at the principal office of the Operating Partnership, together with written notice that such holder elects to convert all or any number of such holder’s Class A 721 Common Units and the name or names in which the Class I Common Units shall be issued. The Operating Partnership shall, as soon as practicable thereafter, issue and deliver to such holder of Class A 721 Common Units evidence of the issuance of the Class I Common Units to which such holder is entitled upon conversion, including, if requested by the converting Limited Partner, a certificate or certificates for the number of Class I Common Units to which the Limited Partner is entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date the converting Limited Partner’s notice of conversion is received by the Operating Partnership, and the person or persons entitled to receive the Class I Common Units issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Class I Common Units as of such date.

(ii)
Automatic Conversion Upon Conversion Event. Each Class A 721 Common Unit held by a Limited Partner shall automatically and without any action on the part of the Limited Partner convert into an equal number of Class I Common Units, on a 1:1 basis, upon a Conversion Event, unless, at least five (5) days before the effective date of such Conversion Event, the General Partner determines, in its sole and absolute discretion, that such conversion shall not occur in connection with such Conversion

Event, but any such determination shall not preclude the conversion of Class A 721 Common Units into Class I Common Units in connection with the occurrence of any successive Conversion Event.

(3)
Definitions. For purposes of this Amendment and the Base Agreement, the following additional terms shall have the definitions set forth as follows:

(a)
“Class ER Common Share” means a Class ER Common Share in the General Partner, the terms of which are set forth in the Declaration.

(b)
“Conversion Trigger Date” means the date that is the fifth anniversary of the closing date of a Class ER Common Unit holder’s purchase of Class ER Common Units.

(4)
Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Base Agreement.

- Signature Page Follows -

IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written, by the undersigned.

GENERAL PARTNER:

EXCHANGERIGHT INCOME FUND

By: ExchangeRight Income Fund Trustee, LLC, its Trustee

By: ExchangeRight Real Estate, LLC, its Manager

By: __/s/ Warren Thomas__ _______

Name: Warren Thomas

Title: Manager

Signature Page – Operating Partnership – Amendment to Classify Common Units